Exhibit 99.1

OTC BB: EMRI EMRISE CORPORATION A multi-national manufacturer of electronic devices and communications equipment for the aerospace, defense, commercial and industrial markets in North America, Europe and Asia April 2011 Strategies for Growth and Maximizing Stockholder Value Following a Major Divestiture, an Organizational Realignment and a Financial Overhaul

Safe Harbor Statement The matters discussed in this presentation, including any oral comments that accompany the presentation or given in response to questions, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, orders, backlog, financial results, products, and/or other events that have not yet occurred. Actual results may differ materially from those forward-looking statements. Factors that could contribute to such differences include, but are not limited to, variations in forecasted growth rate of markets for the company’s products, changes in EMRISE’s financial condition and financial results, the company’s ability to distinguish itself and it’s products from current and future competitors and those factors contained in the “Risk Factors” Section of the Company’s most recent filings with the U.S. Securities and Exchange Commission on Forms 10-K, Forms 10-Q and Forms 8-K. 2 April 2011 1Unless otherwise indicated the financial information presented in this presentation for all periods shown is “from continuing operations”

3 Overview Sale of Advanced Control Components (ACC) for $20 million completed August 31, 2010 Net proceeds used to repay all but $3.8 million of $16 million debt to principal lender and former ACC owners Former ACC founder/owner accepted $450,000 of ERI shares at a premium of $1.07778/share as partial payment on amount owed him EMRISE retained $3.8 million in cash from proceeds of sale More than $6.6 Million in new credit sources $4 million – Lloyds UK; $1.8 million – CIC subsidiary in France; $0.8 million in US $3.7 million in cash at 12/31/10, $400,000 in borrowings Working capital up significantly to positive $9.9 million at 12/31/10 from negative $3.5 million at 12/31/09 Focused on organic growth, synergistic acquisitions

Cost Saving Initiatives 4 Ongoing commitment to reducing/controlling costs ~$5 million in annualized cost savings in 2009/2010 $1 million of corporate overhead $2 million of unit level savings $1.3 million of annual interest savings from debt reduction >$500,000 annually from finance group consolidation after ACC sale Other potential savings include Up to $280,000 annually from renegotiated rents for San Jose facility Ongoing cost containment program

Growth $33 million to $35 million annualized revenue base Solid platform for growth Strong backlog, up 60% to $27.1 million from Q4 2009 Manufacturing ramp up in first half 2011 requires upfront investments in engineering and inventory, backlog shipments scheduled for Q3 & Q4 will contribute to profitability in last half 2011 Organic growth Core markets in communications and electronic devices both well positioned to return to higher growth rates of more than ~ 15+% Strategic transactions Aggressively pursue transactions in Communications Equipment with potential to attract strategic partners Principal focus on timing and synchronization business Opportunistically explore add-ons to aerospace & defense business 5

Estimated 2011 Revenue Breakdown Europe Business Unit Production by Region Electronic Devices Business Segments 6 40% 60% 20% 80% Communications Equipment United States

Communications Equipment Highly differentiated business with proprietary, marketable products in high growth industry Robust edge network timing and synchronization technologies and products Technology validated by recent customer wins with key U.S. carriers and large U.S. Federal agency Based in U.S. at CXR Larus subsidiary One of small select group with skills/technology to produce complex synchronization and timing systems Identified and currently in discussions with strategic acquisition opportunity in Europe with annual sales of ~$25 million 7

8 Communications Equipment: Key Customers Europe FAA MOTOROLA USA Taiwan Asia North Africa Public Telephone Networks including: Tunisia, Libya, Algeria, Morocco, Gambia, Côte d’Ivoire, Cameroon, Mauritania

Communications Equipment: Strategy Capitalize on product line and technology for network timing and synchronization Proliferation of streaming video, data, expanding homeland security needs driving industry growth Application of timing and synchronization products in edge networks will be primary growth driver Expect meaningful future revenue impact Expand business through Organic growth Strategic alliance/partnership transactions Customer list, next generation edge networking technology/products key to future strategic transactions 9

Communications Equipment Significant Market Opportunity Constrained by Company Size/Resources Relatively small size restricts growth prospects Solution – pursue strategic mergers and acquisitions Core focus – complete strategic transactions that increase EMRISE’s product and geographic reach Drive larger revenue Increase access to international markets Identified list of potential complementary partners Talking with one potential partner, evaluating other strategic transactions 10

Electronic Devices European-based Aerospace & Defense business Power supply and RF devices and subsystems Used in broad array of defense, aerospace, commercial, industrial applications Based in the U.K. ~ 40% of revenue in U.S. dollars from U.S. customers Expected to drive organic growth and cash flow 11

Electronic Devices European-based Aerospace & Defense business U.S. Military market has remained robust European Military market has grown slowly in 2010 Eurofighter and other similar long-term programs could drive faster growth in latter half of 2011 and beyond In-flight entertainment & connectivity (IFE&C) market is principal focus EMRISE expects IFE&C market in U.S. and Europe to continue robust order growth seen in Q4 2010 and Q1 2011 Growing pipeline of anticipated new IFE&C orders 12

13 Electronic Devices: Key Customers

Electronic Devices: Strategy Increase Focus of U.K. divisions on U.S. and European-based subsidiaries of U.S. companies Aerospace and defense IFE&C Industrial Capitalize on strengths to deliver solid organic growth, robust profit contributions Brand name Validated products and technology High quality customer base 14

Recent Track Record of Innovation Communications Equipment Provides critical infrastructure facilitating reliable voice, video, or data transmission across TDM and next generation digital broadband networks for wireline, wireless and cable networks Next Generation PTP/NTP network timing and synchronization equipment Network Access IP Gateway for traffic solutions Electronic Devices Provides mission critical sub systems and devices for commercial aerospace and the military Frequency control devices World leading high performance oscillators Exceptional, high efficiency power systems 15

Organic Growth Drivers Communications Equipment Edge network timing & synchronization market growing rapidly Increased penetration within existing customers Sales of communications products exceeding historical levels Backlog for all communications products highest in 10 years Electronic Devices Focus on higher-margin products Standard products Broader product range Increased IFE&C penetration 16

17 Balance Sheet Highlights ($ in Thousands) Dec. 31, 2010 Dec. 31, 2009 Cash and equivalents $ 3,742 $ 3,994 Total assets $ 25,489 $ 50,277 Current ratio 2.18:1 0.86:1 Working capital (deficit) $ 9,893 $ (3,470) Total debt $ 4,675 $ 16,551 Net worth $ 7,090 $ (245) Net tangible assets $ 5,908 $ (5,307) Stockholders’ equity $ 12,020 $ 15,388

Financial Highlights – 2010 Q4 (unaudited) ($ in Thousands) Quarter Ended 12/31/10 12/31/09 Net sales, up 18% from Q3 2010, up 6% Q4 20091 $ 9,205 $ 8,725 Gross margins1 34.5% 35.7% Pre-tax income (loss) from continuing operations1 $ 80 $ (852) 18 1Results are from continuing operations for all periods shown

Financial Highlights – 2010 Year (audited) ($ in Thousands, Except EPS) Year Ended 12/31/10 12/31/09 Net sales $ 30,561 $ 35,695 Gross margin 30.7% 34.3 Loss from continuing operations (see below) $ (5,472) $ (4,782) Net income from discontinued operations1 $ 2,051 $ 5,824 Net (loss) income1 $ (3,421) $ 1,042 Net (loss) income per fully diluted share1 $ (0.32) $ 0.10 Loss from continuing operations $ (5,472) $ (4,782) Adjustments: Employee transaction costs Other non-recurring transaction costs $ $ 906 583 – – Adjusted loss from continuing operations2 $ (3,983) $ (4,782) 19 1Includes effects of operating income in 2010 and 2009 related to ACC and RO Assoc., sold in 2010, and operating income and gain in 2009 related to Digitran sale. 2Non-GAAP measure see reconciliation above.

Revenue Outlook/Composition1 - $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 2010 A 2011 E 2012 E Revenue ($ in 000's) Electronic Devices Communications Equipment 20 1Revenue Outlook/Composition based on organic growth and does not include impact of any acquisitions. Estimate Estimate Actual

EMRISE Strengths/Investment Thesis Focused with high-growth-potential businesses Excellent brands and products, validated technologies Strong management/engineering, world class customers 2011 revenue base estimate of $33 to $35 million Delivery of growing backlog contributes to profitability in last half 2011 Stronger balance sheet with substantial increase in working capital following debt pay down Significantly reduced costs, breakeven point, cash burn Strategic transaction(s) can increase size, resources and scale, help drive revenue growth 21

22 Stock Information Common shares OTC BB: EMRI 52-week closing price range $0.65 - $0.80 Recent price (04/11/11) $0.80 Average daily trading volume (90-day) 7,400 Common shares 10.6 million Market capitalization $8.5 million Institutional ownership 20+% Insider ownership (officers, directors) 4%1 1Does not include CEO/Founder’s family’s holdings of ~7%

OTC BB: EMRI EMRISE CORPORATION A multi-national manufacturer of electronic devices and communications equipment for the aerospace, defense, commercial and industrial markets in North America, Europe and Asia April 2011 Strategies for Growth and Maximizing Stockholder Value Following a Major Divestiture, an Organizational Realignment and a Financial Overhaul